SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
-------------------





FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 10, 2002


SALIENT 3 COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)



  Delaware                          0-12588         23-2280922
 (State or other jurisdiction      (Commission     (I.R.S. Employer
  of incorporation )                File Number)    Identification No.)



   P. O. BOX 1498, READING, PENNSYLVANIA    19603
 (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code:  (610) 856-5500




Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 10, 2002, Salient 3 Communications, Inc. (the Company) dismissed Arthur Andersen LLP (Andersen) as the Company's independent public accountants and engaged KPMG LLP to serve as the Company's independent public accountants for fiscal 2002. The decision to change independent public accountants was recommended by the Audit Committee and approved by the Board of Directors of the Company.

Andersen's reports on the Company's consolidated financial statements for the fiscal years 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company's financial statements for the fiscal year ended December 28, 2001 and the nine months ended December 29, 2000 were prepared on the liquidation basis of accounting. Accordingly, the carrying values of assets are presented at estimated realizable values and all liabilities are presented at estimated settlement amounts. Andersen's reports on the financial statements stated that it is not presently determinable whether the amounts realizable from the remaining assets or the amounts due in settlement of obligations will differ materially from the amounts shown in the audited financial statements.

During the Company's fiscal years 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years. There were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 12, 2002, stating its agreement with such statements.

During the fiscal years 2001 and 2000 and through the date of the Company's decision, the Company did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number	Description
-------	-----------

16	Letter from Arthur Andersen LLP to the
Securities and Exchange Commission
dated June 12, 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SALIENT 3 COMMUNICATIONS, INC.


Date:    June 14, 2002                 /s/Paul H. Snyder
                                       ------------------------------
                                       Paul H. Snyder
                                       Senior Vice President and
                                       Chief Financial Officer



EXHIBIT 16


							Arthur Andersen LLP
							1601 Market St.
							Philadelphia, PA 19103-2499

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

June 12, 2002

Dear Sir/Madam,

The representations made in this letter are based solely on discussions with and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years. Those individuals are no longer with Arthur Andersen LLP. We have read the first five paragraphs of Item 4 included in the Form 8-K dated June 10, 2002 of Salient 3 Communications, Inc. to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP

cc:	Mr. Paul H. Snyder, Senior Vice President and
Chief Financial Officer, Salient 3 Communications, Inc.